    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 15, 1996.


                                                      REGISTRATION NO. 333-01697

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                            PRE-EFFECTIVE AMENDMENT


                                    NO. 1 TO

                                    FORM S-4

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                               ------------------

                           NATIONAL CITY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                           6712                          34-1111088
 (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
               OF                 CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)
INCORPORATION OR ORGANIZATION)

                             1900 East Ninth Street
                             Cleveland, Ohio 44114
                                 (216) 575-2000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               ------------------

                             DAVID L. ZOELLER, ESQ.
              Senior Vice President, General Counsel and Secretary
                           National City Corporation
                             1900 East Ninth Street
                             Cleveland, Ohio 44114
                                 (216) 575-2978
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                               ------------------

                                   COPIES TO:

                              ROBERT H. STEVENSON
                             Senior Vice President
                              and General Counsel
                         Integra Financial Corporation
                                 Four PPG Place
                           Pittsburgh, PA 15722-5408
                            WILLIAM R. NEWLIN, Esq.
                  Buchanan Ingersoll Professional Corporation
                               One Oxford Centre
                          301 Grant Street, 20th Floor
                           Pittsburgh, PA 15219-1110

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: MARCH 15, 1996

     As soon as practicable after this Registration Statement becomes effective and all other conditions to the merger of Integra Financial Corporation with the Registrant, pursuant to an Agreement and Plan of Merger dated as of August 27, 1995, described in the enclosed Prospectus and Joint Proxy Statement, have been satisfied or waived.
                               ------------------

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 TITLE OF EACH CLASS OF                     PROPOSED MAXIMUM  PROPOSED MAXIMUM     AMOUNT OF
    SECURITIES TO BE        AMOUNT TO BE    AGGREGATE PRICE      AGGREGATE        REGISTRATION
       REGISTERED          REGISTERED(1)      PER UNIT(2)    OFFERING PRICE(2)       FEE(3)
-------------------------
Common Stock, par value
  of $4.00 per share.....     67,910,968         $33.00      $2,241,061,944.00    $342,781.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Based upon the assumed number of shares that may be issued in the Merger described herein. Such assumed number is based upon the maximum number of shares of common stock of Integra Financial Corporation that may be outstanding immediately prior to the Merger.

(2) Estimated solely for the purpose of computing the registration fee. Computed in accordance with Rule 457(f)(1) on the basis of the average of the high and low prices of a share of common stock of Integra Financial Corporation on the New York Stock Exchange on March 11, 1996 divided by 2.00 the number of shares of the Registrant's common stock to be exchanged for each share of common stock of Integra Financial Corporation in the proposed Merger to which this Registration Statement relates.

(3) In accordance with Rule 457(b), the total registration fee of $772,780 has been reduced by $429,999.17, which amount has previously been paid with respect to the Merger pursuant to Section 14(g) of the Securities Act of 1934, as amended.
                               ------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

director or officer (whether elected or appointed), of Integra or any of its subsidiaries. The Agreement further provides that, for a period of four years after the Effective Time, National City will use all reasonable efforts to cause to be maintained in effect the policies of directors' and officers' liability insurance maintained by Integra in effect at the Effective Time (provided that National City may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are substantially no less advantageous) with respect to claims arising from facts or events which occurred before the Effective Time; provided, however, that the Agreement does not obligate National City to expend, in order to maintain or provide insurance coverage pursuant to the Agreement, any amount per annum in excess of 150% of the amount of the annual premiums paid as of the date of the Agreement by Integra for such insurance. If the amount of the annual premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, National City must use all reasonable efforts to maintain the most advantageous policies of directors' and officers' insurance obtainable for an annual premium equal to the Maximum Amount.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

EXHIBIT
NUMBER                                     EXHIBIT DESCRIPTION
-------    -----------------------------------------------------------------------------------
   2.1     Agreement and Plan of Merger dated as of August 27, 1995 by and between National
           City Corporation and Integra Financial Corporation filed as Exhibit 2.1 to Form 8-K dated August 30, 1995, and incorporated herein by reference).
   3.1     Restated Certificate of Incorporation of NCC, as amended (filed as Exhibit 3.1 to
           Registration Statement No. 33-49823 and incorporated herein by reference).


   3.2     National City Corporation First Restatement of By-laws adopted April 27, 1987 (As
           Amended through October 24, 1994) (filed as Exhibit 3.2 to Registrant's Form S-4
           Registration Statement No. 33-56539 dated November 18, 1994 and incorporated herein by reference).
   4.1     Instruments defining the rights of holders of certain long-term debt of NCC and its consolidated subsidiaries are not filed as exhibits because the amount of debt under such instruments is less than 10% of the total consolidated assets of NCC.
           NCC undertakes to file these instruments with the Commission upon request.
   4.2     Credit Agreement dated as of February 2, 1996, by and between NCC and the banks named therein (filed as Exhibit 4.2 to Registrant's Form S-4 Registration Statement
           No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
   4.3     Certificate of Stock Designation dated April 18, 1991, designating NCC's 8%
           Cumulative Convertible Preferred Stock, without par value, and fixing the powers, preference, rights, and qualifications, limitations and restrictions thereof in addition to those set forth in NCC's Restated Certificate of Incorporation, as amended (incorporated herein by reference to Exhibit 4.4 to NCC's Annual Report on
           Form 10-K for the year ended December 31, 1991).
   5.1     Opinion of Carlton E. Langer as to the legality of NCC Common being registered
           (filed as Exhibit 5.1 to Registrant's Form S-4 Registration Statement No. 333-01697
           dated March 13, 1996 and incorporated herein by reference).
   8.1     Opinion of Buchanan Ingersoll Professional Corporation as to certain tax consequences of the Merger.
  10.1     National City Corporation Short Term Incentive Compensation Plan for Senior
           Officers As Amended and Restated Effective January 1, 1995. (filed as Exhibit 10.1 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31,
           1994 and incorporated herein by reference).
  10.2     National City Corporation Long Term Incentive Compensation Plan for Senior Officers
           As Amended and Restated Effective January 1, 1995. (filed as Exhibit 10.2 to
           Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

EXHIBIT
NUMBER                                     EXHIBIT DESCRIPTION
-------    -----------------------------------------------------------------------------------
  10.3     National City Corporation Annual Corporate Performance Incentive Plan Effective
           January 1, 1995. (filed as Exhibit 10.21 to Registrant's Annual Report on Form 10-K
           for the fiscal year ended December 31, 1994 and incorporated herein by reference).
  10.4     National City Savings and Investment Plan, As Amended and Restated Effective July
           1, 1992. (filed as Exhibit 10.24 to Registrant's Annual Report on Form 10-K for the
           fiscal year ended December 31, 1994 and incorporated herein by reference).
  10.5     The National City Savings and Investment Plan No. 2, As Amended and Restated
           Effective January 1, 1992 (filed as Exhibit 10.25 to Registrant's Annual Report on
           Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
  10.6     National City Corporation's Amended and Restated 1973 Stock Option Plan, as amended
           (filed as Exhibit 10.4 to Registration Statement No. 2-91434) and amended 1984
           Stock Option Plan (filed as Exhibit No. 10.2 to NCC's Annual Report on Form 10-K
           for the fiscal year ended December 31, 1987); both incorporated herein by reference.
  10.7     National City Corporation 1989 Stock Option Plan (filed as Exhibit 10.7 to NCC's
           Annual Report on Form 10-K for the fiscal year ended December 31, 1989, and incorporated herein by reference).
  10.8     National City Corporation's 1993 Stock Option Plan (filed as Exhibit 10.5 to
           Registration Statement No. 33-49823 and incorporated herein by reference).
  10.9     National City Corporation 150th Anniversary Stock Option Plan. (Filed as Exhibit
           10.9 to Registration Statement No. 33-59487 and incorporated herein by reference).
 10.10     National City Corporation Plan for Deferred Payment of Directors' Fees, as amended
           (filed as Exhibit 10.5 to Registration Statement No. 2-914334 and incorporated herein by reference).
 10.11     National City Corporation Supplemental Executive Retirement Plan, as amended and restated effective January 1, 1995 (filed as Exhibit 10.5 to NCC's Annual Report on
           Form 10-K for the fiscal year ended December 31, 1994, and incorporated herein by reference).
 10.12     National City Corporation Executive Savings Plan As Amended and Restated Effective
           January 1, 1995 (filed as Exhibit 10.9 to NCC's Annual Report on Form 10-K for the
           fiscal year ended December 31, 1994, and incorporated herein by reference).
 10.13     National City Corporation Amended and Second Restated 1991 Restricted Stock Plan
           (filed as Exhibit 10.9 to Registration Statement No. 33-49823 and incorporated herein by reference).
 10.14     First Kentucky National Corporation 1985 Stock Option Plan (filed as Exhibit 10.2 to First Kentucky National Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1987, and incorporated herein by reference).
 10.15     First Kentucky National Corporation 1982 Stock Option Plan (filed as Exhibit 10.3 to First Kentucky National Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1987, and incorporated herein by reference).
 10.16     Form of grant made under National City Corporation 1991 Restricted Stock Plan made in connection with National City Corporation Supplemental Executive Retirement Plan
           as amended (filed as Exhibit 10.10 to NCC's Annual Report on Form 10-K for the
           fiscal year ended December 31, 1992, and incorporated herein by reference).
 10.17     Amended Employment Agreement dated July 21, 1989 by and between Merchants National
           Corporation or a subsidiary and Otto N. Frenzel, III (filed as Exhibit 10(21) to
           Merchants National Corporation Annual Report of Form 10-K for the fiscal year ended
           December 31, 1987 and incorporated herein by reference).
 10.18     Split Dollar Insurance Agreement dated January 4, 1988 between Merchants National
           Corporation and Otto N. Frenzel, III Irrevocable Trust II (filed as Exhibit 10(26)
           to Merchants National Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1989 and incorporated herein by reference).

EXHIBIT
NUMBER                                     EXHIBIT DESCRIPTION
-------    -----------------------------------------------------------------------------------
 10.19     Merchants National Corporation Director's Deferred Compensation Plan, as amended and restated August 16, 1983 (filed as Exhibit 10(3) to Merchants National
           Corporation Registration Statement as Form S-2 filed June 28, 1985, incorporated herein by reference).
 10.20     Merchants National Corporation Supplemental Pension Plan dated November 20, 1984;
           First Amendment to the Supplemental Pension Plans dated January 21, 1986; Second
           Amendment to the Supplemental Pension Plans dated July 3, 1989; and Third Amendment to the Supplemental Pension Plans dated November 21, 1990 (filed respectively as
           Exhibit 10(n) to Merchants National Corporation Annual Report on Form 10-K for the
           year ended December 31, 1984; as Exhibit 10(q) to the Merchants National
           Corporation Annual Report on Form 10-K for the year ended December 31, 1985; as
           Exhibit 10(49) to Merchants National Corporation Annual Report on Form 10-K for the
           year ended December 31, 1990; and as Exhibit 10(50) to the Merchants National
           Corporation Annual Report on Form 10-K for the year ended December 31, 1990; all incorporated herein by reference).
 10.21     Merchants National Corporation Employee Benefit Trust Agreement, effective July 1,
           1987 (filed as Exhibit 10(27) to Merchants National Corporation Annual Report on
           Form 10-K for the year ended December 31, 1987, incorporated herein by reference).
 10.22     Merchants National Corporation Non-qualified Stock Option Plan effective January
           20, 1987, and the First Amendment to that Merchants National Non-qualified Stock
           Option Plan, effective October 16, 1990 (filed respectively as Exhibit 10(23) to
           Merchants National Corporation Annual Report on Form 10-K for the year ended
           December 31, 1986, and as Exhibit 10(55) to Merchants National Corporation Annual
           Report on Form 10-K for the year ended December 31, 1990, both of which are incorporated herein by reference).
 10.23     Merchants National Corporation 1987 Non-qualified Stock Option Plan, effective
           November 17, 1987, and the First Amendment to effective October 16, 1990, (filed respectively as Exhibit 10(30) to Merchants National Corporation Annual Report on
           Form 10-K for the year ended December 31, 1987, and as Exhibit 10(61) to Merchants
           National Corporation Annual Report on Form 10-K for the year ended December 31,
           1990, both of which are incorporated herein by reference).
 10.24     Merchants National Corporation Directors Non-qualified Stock Option Plan and the
           First Amendment to Merchants National Corporation Directors Non-qualified Stock
           Option Plan effective October 16, 1990 (filed respectively as Exhibit 10(44) to
           Merchants National Corporation Annual Report on Form 10-K for the year ended
           December 31, 1988, and as Exhibit 10(68) to Merchants National Corporation Annual
           Report on Form 10-K for the year ended December 31, 1990, both of which are incorporated herein by reference).
 10.25     Central Indiana Bancorp Option Plan effective March 15, 1991 (filed as Exhibit
           10.26 to Registrant's Annual Report on Form 10-K for the fiscal year ended December
           31, 1994 and incorporated herein by reference).
 10.26     Central Indiana Bancorp 1993 Option Plan effective October 12, 1993 (filed as
           Exhibit 10.27 to Registrant's Annual Report on Form 10-K for the fiscal year ended
           December 31, 1994 and incorporated herein by reference).
 10.27     Forms of contracts with David A. Daberko, William R. Robertson, Vincent A.
           DiGirolamo, William E. MacDonald III, Jon L. Gorney, Harold B. Todd, Jr., Robert G.
           Siefers, Robert J. Ondercik, Jeffrey D. Kelly, David L. Zoeller, Thomas A.
           Richlovsky, James P. Gulick, Gary A. Glaser, J. Christopher Graffeo and Morton Boyd
           (filed as Exhibit 10.22 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
 10.28     Split Dollar Insurance Agreement effective January 1, 1994 between National City
           Corporation and those individuals listed in Exhibit 10.27 and other key employees.
           (filed as exhibit 10.28 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

EXHIBIT
NUMBER                                     EXHIBIT DESCRIPTION
-------    -----------------------------------------------------------------------------------


 10.29     Stock Option Agreement, dated as of August 27, 1995 by and between National City
           Corporation and Integra Financial Corporation (filed as Exhibit 2.2 to Form 8-K dated August 30, 1995 and incorporated herein by reference).
 10.30     Stock Option Agreement, dated as of August 27, 1995 by and between National City
           Corporation and Integra Financial Corporation (filed as Exhibit 2.3 to Form 8-K dated August 30, 1995 and incorporated herein by reference).
 10.31     National City Corporation Short-Term Incentive Compensation Plan for Senior Of-
           ficers--Corporate Results As Amended and Restated Effective January 1, 1996 (filed as Exhibit 10.31 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).
  11.1     Computation of Earnings per share. (Filed as Exhibit 11.1 to Registrant's Annual
           Report on Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).
  21.1     Subsidiaries. (Filed as Exhibit 21.1 to Registrant's Annual Report on Form 10-K for
           the fiscal year ended December 31, 1995 and incorporated herein by reference).
  23.1     Consent of Ernst & Young LLP, Independent Auditors for NCC (filed as Exhibit 23.1 to Registrant's Form S-4 Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  23.2     Consent of Coopers & Lybrand LLP, Independent Auditors for Integra Financial
           Corporation (filed as Exhibit 23.2 to Registrant's Form S-4 Registration Statement
           No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  23.3     Consent of Buchanan Ingersoll Professional Corporation (included in the opinion as filed as Exhibit 8.1 to this Pre-Effective Amendment No. 1 to Form S-4 Registration
           Statement and incorporated herein by reference).
  23.4     Consent of Carlton E. Langer (included in his opinion as filed as Exhibit 5.1 to the Registrant's Form S-4 Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  23.5     Consent of William R. Roemer (filed as Exhibit 23.5 to Registrant's Form S-4
           Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  23.6     Consent of James S. Broadhurst (filed as Exhibit 23.6 to Registrant's Form S-4
           Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  23.7     Consent of Robert A. Paul (filed as Exhibit 23.7 to Registrant's Form S-4
           Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  23.8     Consent of Michael A. Schuler (filed as Exhibit 23.8 to Registrant's Form S-4
           Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  23.9     Consent of Morgan Stanley & Co. Incorporated (filed as Exhibit 23.9 to Registrant's
           Form S-4 Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
 23.10     Consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated
  24.1     Powers of attorney (filed as Exhibit 24.1 to Registrant's Form S-4 Registration
           Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  27.1     Financial Data Schedule (filed as Exhibit 27.1 to Registrant's Annual Report on
           Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).
  99.1     Form of Proxy to be used in soliciting holders of Integra Financial Corporation
           Common for its Special Meeting (filed as Exhibit 99.1 to Registrant's Form S-4
           Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  99.2     Form of Proxy to be used in soliciting holders of National City Corporation Common for its Annual Meeting (filed as Exhibit 99.2 to Registrant's Form S-4 Registration
           Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS PRE-EFFECTIVE AMENDMENT NO. 1 TO FORM S-4 REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CLEVELAND, STATE OF OHIO, ON MARCH 15, 1996.


                                            NATIONAL CITY CORPORATION

                                            By:  /s/  ROBERT G. SIEFERS
                                              Robert G. Siefers,
                                              Executive Vice President
                                              and Chief Financial Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS PRE-EFFECTIVE AMENDMENT NO. 1 TO FORM S-4 REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               SIGNATURE                                   TITLE                         DATE
----------------------------------------    -----------------------------------    -----------------
   *DAVID A. DABERKO                        Chairman and Chief Executive              March 13, 1996
     David A. Daberko                       Officer, Director
   *WILLIAM R. ROBERTSON                                                              March 13, 1996
     William R. Robertson                   President, Director
   *SANDRA H. AUSTIN                                                                  March 13, 1996
     Sandra H. Austin                                    Director
   *JAMES M. BIGGAR                                                                   March 13, 1996
     James M. Biggar                                     Director
   *CHARLES H. BOWMAN                                                                 March 13, 1996
     Charles H. Bowman                                   Director
   *EDWARD B. BRANDON                                                                 March 13, 1996
     Edward B. Brandon                                   Director
   *JOHN G. BREEN                                                                     March 13, 1996
     John G. Breen                                       Director
   *DUANE E. COLLINS                                                                  March 13, 1996
     Duane E. Collins                                    Director
     Richard E. Disbrow                                  Director
   *DANIEL E. EVANS                                                                   March 13, 1996
     Daniel E. Evans                                     Director
   *OTTO N. FRENZEL III                                                               March 13, 1996
     Otto N. Frenzel III                                 Director
   *BERNADINE P. HEALY, M.D.                                                          March 13, 1996
     Bernadine P. Healy, M.D.                            Director
   *JOSEPH H. LEMIEUX                                                                 March 13, 1996
     Joseph H. Lemieux                                   Director
   *W. BRUCE LUNSFORD                                                                 March 13, 1996
     W. Bruce Lunsford                                   Director
   *A. STEVENS MILES                                                                  March 13, 1996
     A. Stevens Miles                                    Director

               SIGNATURE                                   TITLE                         DATE
----------------------------------------    -----------------------------------    -----------------
   *STEPHEN A. STITLE                                                                 March 13, 1996
Stephen A. Stitle                                        Director
   *MORRY WEISS                                                                       March 13, 1996
     Morry Weiss                                         Director
  /s/ROBERT G. SIEFERS                      Executive Vice President and Chief        March 13, 1996
       Robert G. Siefers                    Financial Officer
  /s/THOMAS A. RICHLOVSKY                   Senior Vice President and Treasurer       March 13, 1996
       Thomas A. Richlovsky                 (Principal Accounting Officer)


     *David L. Zoeller, the undersigned attorney-in-fact, by signing his name below, does hereby sign this Pre-Effective Amendment No. 1 to Form S-4 Registration Statement on behalf of each of the above-indicated officers and directors of National City (constituting a majority of the directors) pursuant to a power of attorney executed by such persons and filed with the Securities and Exchange Commission contemporaneously herewith.



Dated:  March 15, 1996


                                              /s/DAVID L. ZOELLER
                                              David L. Zoeller
                                              Attorney-in-Fact

                                 EXHIBIT INDEX

                                                                                 PAGE NUMBER IN
EXHIBIT                                                                           SEQUENTIALLY
NUMBER                             EXHIBIT DESCRIPTION                           NUMBERED COPY
-------    -------------------------------------------------------------------   --------------
   2.1     Agreement and Plan of Merger dated as of August 27, 1995 by and between National City Corporation and Integra Financial Corporation
           filed as Exhibit 2.1 to Form 8-K dated August 30, 1995, and incorporated herein by reference).
   3.1     Restated Certificate of Incorporation of NCC, as amended (filed as
           Exhibit 3.1 to Registration Statement No. 33-49823 and incorporated herein by reference).


   3.2     National City Corporation First Restatement of By-laws adopted
           April 27, 1987 (As Amended through October 24, 1994) (filed as
           Exhibit 3.2 to Registrant's Form S-4 Registration Statement No.
           33-56539 dated November 18, 1994 and incorporated herein by reference).
   4.1 Instruments defining the rights of holders of certain long-term debt of NCC and its consolidated subsidiaries are not filed as exhibits because the amount of debt under such instruments is less than 10% of the total consolidated assets of NCC. NCC undertakes to file these instruments with the Commission upon request.
   4.2 Credit Agreement dated as of February 2, 1996, by and between NCC and the banks named therein (filed as Exhibit 4.2 to Registrant's
           Form S-4 Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
   4.3     Certificate of Stock Designation dated April 18, 1991, designating
           NCC's 8% Cumulative Convertible Preferred Stock, without par value, and fixing the powers, preference, rights, and qualifications, limitations and restrictions thereof in addition to those set forth in NCC's Restated Certificate of Incorporation, as amended
           (incorporated herein by reference to Exhibit 4.4 to NCC's Annual
           Report on Form 10-K for the year ended December 31, 1991).
   5.1 Opinion of Carlton E. Langer as to the legality of NCC Common being registered (filed as Exhibit 5.1 to Registrant's Form S-4
           Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
   8.1 Opinion of Buchanan Ingersoll Professional Corporation as to certain tax consequences of the Merger.
  10.1 National City Corporation Short Term Incentive Compensation Plan for Senior Officers As Amended and Restated Effective January 1,
           1995. (filed as Exhibit 10.1 to Registrant's Annual Report on Form
           10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
  10.2     National City Corporation Long Term Incentive Compensation Plan for
           Senior Officers As Amended and Restated Effective January 1, 1995.
           (filed as Exhibit 10.2 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
  10.3     National City Corporation Annual Corporate Performance Incentive
           Plan Effective January 1, 1995. (filed as Exhibit 10.21 to
           Registrant's Annual Report on Form 10-K for the fiscal year ended
           December 31, 1994 and incorporated herein by reference).
  10.4     National City Savings and Investment Plan, As Amended and Restated
           Effective July 1, 1992. (filed as Exhibit 10.24 to Registrant's
           Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).

                                                                                 PAGE NUMBER IN
EXHIBIT                                                                           SEQUENTIALLY
NUMBER                             EXHIBIT DESCRIPTION                           NUMBERED COPY
-------    -------------------------------------------------------------------   --------------
  10.5     The National City Savings and Investment Plan No. 2, As Amended and
           Restated Effective January 1, 1992 (filed as Exhibit 10.25 to
           Registrant's Annual Report on Form 10-K for the fiscal year ended
           December 31, 1994 and incorporated herein by reference).
  10.6     National City Corporation's Amended and Restated 1973 Stock Option
           Plan, as amended (filed as Exhibit 10.4 to Registration Statement
           No. 2-91434) and amended 1984 Stock Option Plan (filed as Exhibit
           No. 10.2 to NCC's Annual Report on Form 10-K for the fiscal year ended December 31, 1987); both incorporated herein by reference.
  10.7     National City Corporation 1989 Stock Option Plan (filed as Exhibit
           10.7 to NCC's Annual Report on Form 10-K for the fiscal year ended
           December 31, 1989, and incorporated herein by reference).
  10.8     National City Corporation's 1993 Stock Option Plan (filed as
           Exhibit 10.5 to Registration Statement No. 33-49823 and
           incorporated herein by reference).
  10.9     National City Corporation 150th Anniversary Stock Option Plan.
           (Filed as Exhibit 10.9 to Registration Statement No. 33-59487 and
           incorporated herein by reference).
 10.10     National City Corporation Plan for Deferred Payment of Directors'
           Fees, as amended (filed as Exhibit 10.5 to Registration Statement
           No. 2-914334 and incorporated herein by reference).
 10.11     National City Corporation Supplemental Executive Retirement Plan,
           as amended and restated effective January 1, 1995 (filed as Exhibit
           10.5 to NCC's Annual Report on Form 10-K for the fiscal year ended
           December 31, 1994, and incorporated herein by reference).
 10.12     National City Corporation Executive Savings Plan As Amended and
           Restated Effective January 1, 1995 (filed as Exhibit 10.9 to NCC's
           Annual Report on Form 10-K for the fiscal year ended December 31,
           1994, and incorporated herein by reference).
 10.13     National City Corporation Amended and Second Restated 1991
           Restricted Stock Plan (filed as Exhibit 10.9 to Registration
           Statement No. 33-49823 and incorporated herein by reference).
 10.14     First Kentucky National Corporation 1985 Stock Option Plan (filed as Exhibit 10.2 to First Kentucky National Corporation's Annual
           Report on Form 10-K for the fiscal year ended December 31, 1987, and incorporated herein by reference).
 10.15     First Kentucky National Corporation 1982 Stock Option Plan (filed as Exhibit 10.3 to First Kentucky National Corporation's Annual
           Report on Form 10-K for the fiscal year ended December 31, 1987, and incorporated herein by reference).
 10.16     Form of grant made under National City Corporation 1991 Restricted
           Stock Plan made in connection with National City Corporation
           Supplemental Executive Retirement Plan as amended (filed as Exhibit
           10.10 to NCC's Annual Report on Form 10-K for the fiscal year ended
           December 31, 1992, and incorporated herein by reference).
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 10.17     Amended Employment Agreement dated July 21, 1989 by and between
           Merchants National Corporation or a subsidiary and Otto N. Frenzel,
           III (filed as Exhibit 10(21) to Merchants National Corporation
           Annual Report of Form 10-K for the fiscal year ended December 31,
           1987 and incorporated herein by reference).
 10.18     Split Dollar Insurance Agreement dated January 4, 1988 between
           Merchants National Corporation and Otto N. Frenzel, III Irrevocable
           Trust II (filed as Exhibit 10(26) to Merchants National Corporation
           Annual Report on Form 10-K for the fiscal year ended December 31,
           1989 and incorporated herein by reference).
 10.19     Merchants National Corporation Director's Deferred Compensation
           Plan, as amended and restated August 16, 1983 (filed as Exhibit
           10(3) to Merchants National Corporation Registration Statement as
           Form S-2 filed June 28, 1985, incorporated herein by reference).
 10.20     Merchants National Corporation Supplemental Pension Plan dated
           November 20, 1984; First Amendment to the Supplemental Pension
           Plans dated January 21, 1986; Second Amendment to the Supplemental
           Pension Plans dated July 3, 1989; and Third Amendment to the
           Supplemental Pension Plans dated November 21, 1990 (filed
           respectively as Exhibit 10(n) to Merchants National Corporation
           Annual Report on Form 10-K for the year ended December 31, 1984; as
           Exhibit 10(q) to the Merchants National Corporation Annual Report
           on Form 10-K for the year ended December 31, 1985; as Exhibit
           10(49) to Merchants National Corporation Annual Report on Form 10-K
           for the year ended December 31, 1990; and as Exhibit 10(50) to the
           Merchants National Corporation Annual Report on Form 10-K for the
           year ended December 31, 1990; all incorporated herein by
           reference).
 10.21     Merchants National Corporation Employee Benefit Trust Agreement,
           effective July 1, 1987 (filed as Exhibit 10(27) to Merchants
           National Corporation Annual Report on Form 10-K for the year ended
           December 31, 1987, incorporated herein by reference).
 10.22     Merchants National Corporation Non-qualified Stock Option Plan effective January 20, 1987, and the First Amendment to that
           Merchants National Non-qualified Stock Option Plan, effective
           October 16, 1990 (filed respectively as Exhibit 10(23) to Merchants
           National Corporation Annual Report on Form 10-K for the year ended
           December 31, 1986, and as Exhibit 10(55) to Merchants National
           Corporation Annual Report on Form 10-K for the year ended December
           31, 1990, both of which are incorporated herein by reference).
 10.23     Merchants National Corporation 1987 Non-qualified Stock Option
           Plan, effective November 17, 1987, and the First Amendment to effective October 16, 1990, (filed respectively as Exhibit 10(30)
           to Merchants National Corporation Annual Report on Form 10-K for
           the year ended December 31, 1987, and as Exhibit 10(61) to
           Merchants National Corporation Annual Report on Form 10-K for the
           year ended December 31, 1990, both of which are incorporated herein by reference).
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
 10.24     Merchants National Corporation Directors Non-qualified Stock Option
           Plan and the First Amendment to Merchants National Corporation
           Directors Non- qualified Stock Option Plan effective October 16,
           1990 (filed respectively as Exhibit 10(44) to Merchants National
           Corporation Annual Report on Form 10-K for the year ended December
           31, 1988, and as Exhibit 10(68) to Merchants National Corporation
           Annual Report on Form 10-K for the year ended December 31, 1990, both of which are incorporated herein by reference).
 10.25     Central Indiana Bancorp Option Plan effective March 15, 1991 (filed as Exhibit 10.26 to Registrant's Annual Report on Form 10-K for the
           fiscal year ended December 31, 1994 and incorporated herein by reference).
 10.26     Central Indiana Bancorp 1993 Option Plan effective October 12, 1993
           (filed as Exhibit 10.27 to Registrant's Annual Report on Form 10-K
           for the fiscal year ended December 31, 1994 and incorporated herein by reference).
 10.27     Forms of contracts with David A. Daberko, William R. Robertson,
           Vincent A. DiGirolamo, William E. MacDonald III, Jon L. Gorney,
           Harold B. Todd, Jr., Robert G. Siefers, Robert J. Ondercik, Jeffrey
           D. Kelly, David L. Zoeller, Thomas A. Richlovsky, James P. Gulick,
           Gary A. Glaser, J. Christopher Graffeo and Morton Boyd (filed as
           Exhibit 10.22 to Registrant's Annual Report on Form 10-K for the
           fiscal year ended December 31, 1994 and incorporated herein by reference).
 10.28     Split Dollar Insurance Agreement effective January 1, 1994 between
           National City Corporation and those individuals listed in Exhibit
           10.27 and other key employees. (filed as exhibit 10.28 to
           Registrant's Annual Report on Form 10-K for the fiscal year ended
           December 31, 1994 and incorporated herein by reference).
 10.29     Stock Option Agreement, dated as of August 27, 1995 by and between
           National City Corporation and Integra Financial Corporation (filed as Exhibit 2.2 to Form 8-K dated August 30, 1995 and incorporated herein by reference).
 10.30     Stock Option Agreement, dated as of August 27, 1995 by and between
           National City Corporation and Integra Financial Corporation (filed as Exhibit 2.3 to Form 8-K dated August 30, 1995 and incorporated herein by reference).
 10.31     National City Corporation Short-Term Incentive Compensation Plan
           for Senior Officers--Corporate Results As Amended and Restated
           Effective January 1, 1996 (filed as Exhibit 10.31 to Registrant's
           Annual Report on Form 10-K for the fiscal year ended December 31,
           1995 and incorporated herein by reference).
  11.1     Computation of Earnings per share. (Filed as Exhibit 11.1 to
           Registrant's Annual Report on Form 10-K for the fiscal year ended
           December 31, 1995 and incorporated herein by reference).
  21.1     Subsidiaries. (Filed as Exhibit 21.1 to Registrant's Annual Report
           on Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).
  23.1     Consent of Ernst & Young LLP, Independent Auditors for NCC (filed as Exhibit 23.1 to Registrant's Form S-4 Registration Statement No.
           333-01697 dated March 13, 1996 and incorporated herein by
           reference).
  23.2     Consent of Coopers & Lybrand LLP, Independent Auditors for Integra
           Financial Corporation (filed as Exhibit 23.2 to Registrant's Form
           S-4 Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
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
  23.3     Consent of Buchanan Ingersoll Professional Corporation (included in the opinion as filed as Exhibit 8.1 to this Pre-effective Amendment
           No. 1 to Form S-4 Registration Statement and incorporated herein by reference).
  23.4     Consent of Carlton E. Langer (included in his opinion as filed as
           Exhibit 5.1 to Registrant's Form S-4 Registration Statement No.
           333-01697 dated March 13, 1996 and incorporated herein by
           reference).
  23.5     Consent of William R. Roemer (filed as Exhibit 23.5 to Registrant's
           Form S-4 Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  23.6     Consent of James S. Broadhurst (filed as Exhibit 23.6 to
           Registrant's Form S-4 Registration Statement No. 333-01697 dated
           March 13, 1996 and incorporated herein by reference).
  23.7     Consent of Robert A. Paul (filed as Exhibit 23.7 to Registrant's
           Form S-4 Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  23.8     Consent of Michael A. Schuler (filed as Exhibit 23.8 to
           Registrant's Form S-4 Registration Statement No. 333-01697 dated
           March 13, 1996 and incorporated herein by reference).
  23.9     Consent of Morgan Stanley & Co. Incorporated (filed as Exhibit 23.9 to Registrant's Form S-4 Registration Statement No. 333-01697 dated
           March 13, 1996 and incorporated herein by reference).
 23.10     Consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated
  24.1     Powers of attorney (filed as Exhibit 24.1 to Registrant's Form S-4
           Registration Statement No. 333-01697 dated March 13, 1996 and incorporated herein by reference).
  27.1     Financial Data Schedule (Filed as Exhibit 27.1 to Registrant's
           Annual Report on Form 10-K for the fiscal year ended December 31,
           1995 and incorporated herein by reference).
  99.1     Form of Proxy to be used in soliciting holders of Integra Financial
           Corporation Common for its Special Meeting (filed as Exhibit 99.1 to Registrant's Form S-4 Registration Statement No. 333-01697 dated
           March 13, 1996 and incorporated herein by reference).
  99.2     Form of Proxy to be used in soliciting holders of National City
           Corporation Common for its Annual Meeting (filed as Exhibit 99.2 to
           Registrant's Form S-4 Registration Statement No. 333-01697 dated
           March 13, 1996 and incorporated herein by reference).
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